UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[X]	Definitive Information Statement

Car Charging Group, Inc.

(Name of Registrant as Specified in Its Charter)

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CAR CHARGING GROUP, INC.

1691 MICHIGAN AVENUE

sUITE 601

MIAMI BEACH, FL 33139

(305) 521-0200

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
NOT LESS THAN A MAJORITY OF THE AGGREGATE VOTING POWER
OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF CAR CHARGING GROUP, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Car Charging Group, Inc. Stockholder:

This Information Statement is being made available to the holders of record (the “Stockholders”) of the outstanding shares of: (i) common stock, $0.001 per value per share (the “Common Stock”); (ii) Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”); and (iii) Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), of Car Charging Group, Inc., a Nevada corporation (the “Company”), as of the close of business on February 7, 2017 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that on February 7, 2017, the Company received written consent in lieu of a meeting of Stockholders (the “Written Consent”) from holders of shares of voting securities representing approximately 50.17% of the total issued and outstanding shares of voting securities of the Company (the “Majority Stockholders”) to approve the following:

● the granting of discretionary authority to the Board, at any time or times for a period of 12 months after the date of the Written Consent, to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split at a ratio up to 1 for 50, such ratio to be determined by the Board, or to determine not to proceed with the reverse stock split (the “Reverse Stock Split”).

● the granting of discretionary authority to the Board, at any time or times for a period of 12 months after the date of the Written Consent, to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to change the name of the Company to “Blink Charging Co.”, or to determine not to proceed with the name change (the “Name Change”).

The Reverse Stock Split and the Name Change (collectively, the “Actions”) are more fully described in the accompanying Information Statement. The Written Consent was in accordance with the Nevada Revised Statutes (the “NRS”), our Articles of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the voting power of the Company’s stockholders to approve the action at a meeting. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before it becomes effective.

THE REVERSE STOCK SPLIT AND NAME CHANGE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE STOCK SPLIT OR NAME CHANGE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Actions.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Reverse Stock Split and Name Change can become effective is twenty (20) calendar days after this Information Statement is first sent or given to the Stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Stock Split and Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Stock Split and Name Change. In addition, the Reverse Stock Split and the Name Change will not become effective until we file an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada after the twenty (20) calendar day period has elapsed. A form of the Amendment with regard to the Reverse Stock Split is attached to this Information Statement as Annex A. A form of the Amendment with regard to the Name Change is attached to this Information Statement as Annex B.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT FEBRUARY 23, 2017. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Michael J. Calise
Michael J. Calise
February 21, 2017	Chief Executive Officer and Director

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INFORMATION STATEMENT

OF

CAR CHARGING GROUP, INC.

1691 MICHIGAN AVENUE

SUITE 601

MIAMI BEACH, FL 33139

(305) 521-0200

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises stockholders of the Company of action taken on February 7, 2017 by written consent by the Majority Stockholders as of the Record Date.

GENERAL OVERVIEW OF ACTION

Action by Written Consent

The following actions were approved by the Majority Stockholders pursuant to the Written Consent, in lieu of a special meeting:

●	the granting of discretionary authority to the Board, at any time or times for a period of 12 months after the date of the Written Consent, to adopt an amendment to the Articles of Incorporation to effect the Reverse Stock Split.

●	the granting of discretionary authority to the Board, at any time or times for a period of 12 months after the date of the Written Consent, to adopt an amendment to the Articles of Incorporation to effect the Name Change.

This Information Statement is being furnished to all of our Stockholders in accordance with Section 14C of the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our Stockholders of the action taken by Written Consent before it becomes effective.

The Board has fixed the close of business on February 7, 2017, as the record date for the determination of Stockholders who are entitled to receive this Information Statement. This Information Statement will be mailed on or about February 23, 2017 to Stockholders as of the Record Date.

Pursuant to the Written Consent, the Majority Stockholders approved the Reverse Stock Split and the Name Change.

The Actions were unanimously approved by our Board on February 7, 2017. Accordingly, all necessary corporate approvals to effectuate the Reverse Stock Split and Name Change have been obtained.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Majority Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

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ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14C of the Exchange Act to notify our Stockholders of certain corporate actions taken by the Majority Stockholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Actions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Stockholders to reduce the costs and implement the Actions in a timely manner.

Who is Entitled to Notice?

Each outstanding share of Common Stock, Series A Preferred Stock, and Series C Preferred Stock, as of record on the Record Date is entitled to notice of the Actions to be implemented pursuant to the Written Consent.

What Vote is Required to Approve the Actions?

As of the Record Date, there were 129,466,079 shares of voting securities issued and outstanding consisting of (i) 80,476,508 shares of Common Stock issued and outstanding and (ii) 11,000,000, and 150,427 shares of Series A and Series C Preferred Stock, respectively, issued and outstanding, as if converted into 27,500,000 and 21,489,571 shares of Common Stock, respectively. The 8,250 shares of Series B Preferred Stock outstanding as of the Record Date and convertible into 2,116,568 shares of Common Stock as of such date are not included in the list of voting securities as they do not have voting rights unless and until such shares of Series B Preferred Stock are converted into shares of Common Stock. Pursuant to the Series A Certificate of Designation, as amended, the holders of shares of Series A Preferred Stock vote together with the holders of Common Stock as a single class. The Series A holders are entitled to cast the number of votes equal to the number of whole shares of Common Stock into which shares of Series A Preferred Stock are convertible as of the record date of the vote in question. Pursuant to the Series C Certificate of Designation, the holders of shares of Series C Preferred Stock vote together with the holders of Common Stock as a single class and the Series C holders are entitled to cast the number of votes equal to the number of whole shares of Common Stock into which shares of Series C Preferred Stock are convertible as of the record date of the vote in question. Pursuant to Sections 4(a) and 6(d) of the Series C Certificate of Designation, however, the number of such “as-converted Series C votes” of any one holder are limited to 9.99% of the total outstanding voting securities on the record date of the vote in question, or 12,933,661 “as-converted Series C votes” as of the Record Date.

Our majority stockholders consist of Michael D. Farkas (our Executive Chairman who holds shares personally and who controls shares and voted on behalf of shares held by his children, a family trust, a family foundation, and an entity wholly owned by Mr. Farkas), BLNK Holdings LLC (Mr. Farkas has voting power and investment power with regard to this entity’s holdings. BLNK Holdings LLC is not a subsidiary of the Company.), Nathan Low (Mr. Low holds shares personally and controls shares and voted on behalf of shares held by a foundation and Sunrise Securities Corp), and NLBDIT Portfolio LLC (a trust, held in the name of Mr. Low’s children, of which Mr. Low is a trustee) (collectively, the “Majority Stockholders”). As of the Record Date, the Majority Stockholders held 26,337,216 shares of Common Stock, 10,000,000 shares of Series A Preferred Stock convertible into 25,000,000 shares of Common Stock, and 119,249 shares of Series C Preferred Stock convertible into 17,035,571 shares of Common Stock. Although the 114,491 shares of Series C Preferred Stock held by BLNK Holdings LLC were convertible into 16,355,857 shares of Common Stock as of the Record Date, BLNK Holdings LLC was limited, pursuant to Sections 4(a) and 6(d) of the Series C Certificate of Designation, to 12,933,661 “as-converted Series C votes” as of the Record Date. As detailed below, the Majority Stockholders’ holdings represent approximately 50.17% of the total outstanding voting shares.

Pursuant to NRS Section 78.320 and our bylaws, at least a majority of the voting equity of the Company, or at least 64,733,041 votes, are required to approve the Reverse Stock Split and Name Change by written consent. Pursuant to the Certificate of Designation, as amended, of the Series A Preferred Stock and the Certificate of Designation of the Series C Preferred Stock, we are required to obtain the approvals of: (i) holders of 60% of the shares of Series A Preferred Stock outstanding; and (ii) and holders of 60% of the shares of Series C Preferred Stock outstanding. The Majority Stockholders, which hold in the aggregate: (i) 64,950,591 shares of voting equity (and therefore having 50.17% of the total voting power of all outstanding voting capital); (ii) 10,000,000 shares of Series A Preferred Stock (and therefore having 90.91% of the shares of Series A Preferred Stock outstanding); and (iii) 119,249 shares of Series C Preferred Stock (and therefore having 79.27% of the shares of Series C Preferred Stock outstanding), have voted in favor of the Reverse Stock Split and the Name Change thereby satisfying the requirement that at least a majority of the voting equity vote in favor of a corporate action by written consent and satisfying the requirements of our bylaws and our Series A and Series C Certificates of Designation. Therefore, no other stockholder consents will be obtained in connection with this Information Statement.

Name of Majority Stockholders	Common Stock	Series A Preferred Stock	Series A on an as- Converted Basis	Series C Preferred Stock	Series C on an as- Converted Basis		Number of Votes that Voted in Favor of the Actions	Percentage of Voting Equity that Voted in Favor of the Actions
Michael D. Farkas	12,870,657	10,000,000	25,000,000	4,758	679,714		38,550,371	29.78%
BLNK Holdings LLC	7,142,857	0	0	114,491	12,933,661	*	20,076,518	15.51%
Nathan Low	4,573,702	0	0	0	0		4,573,702	3.53%
NLBDIT Portfolio LLC	1,750,000	0	0	0	0		1,750,000	1.35%
Total	26,337,216	10,000,000	25,000,000	119,249	13,613,375		64,950,591	50.17%

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* Although the 114,491 shares of Series C Preferred Stock held by BLNK Holdings LLC were convertible into 16,355,857 shares of Common Stock as of the Record Date, BLNK Holdings LLC was limited, pursuant to Sections 4(a) and 6(d) of the Series C Certificate of Designation, to 12,933,661 “as-converted Series C votes” as of the Record Date.

Do I have appraisal rights?

Neither the NRS nor our Articles of Incorporation or bylaws provide our Stockholders with appraisal rights in connection with the Actions discussed in this Information Statement.

What is the reason for the Reverse Stock Split and Name Change?

The Board believes the Reverse Stock Split is necessary and advisable in order to meet the initial listing requirements of The NASDAQ Capital Market (“NASDAQ”). The Board also believes that the Reverse Stock Split and any resulting increase per share price of the common stock could also enhance the acceptability and marketability of the common stock to the financial community and investing public. Further, the Board is of the opinion that it is advisable to change the name of the Company to more appropriately reflect the Company’s business focus.

Recent Developments

We entered into a Securities Purchase Agreement dated October 7, 2016 (the “Purchase Agreement”) with JMJ Financial, a Nevada sole proprietorship (“JMJ,” and together with our Company, the “Parties In accordance with its terms, the Purchase Agreement became effective upon (i) execution by the Parties of the Purchase Agreement, a note, and a warrant, and (ii) delivery of an initial advance pursuant to the note of $500,000, which occurred on October 13, 2016. The note and warrant were issued on October 13, 2016. Pursuant to the Purchase Agreement, JMJ purchased from our Company (i) a Promissory Note in the aggregate principal amount of up to $3,725,000 due and payable on the earlier of February 15, 2017 or if the Listing Approval End Date (as defined in the note) is February 28, 2017, March 31, 2017, or the third business day after the closing of the public offering (for which the Company has filed a Registration Statement on Form S-1 in November 2016 as amended in December 2016), and (ii) a Common Stock Purchase Warrant to purchase 714,285 shares of Common Stock at an exercise price per share equal to the lesser of (a) 80% of the per share price in the contemplated public offering, (b) $0.70 per share, (c) 80% of the unit price in the public offering (if applicable), (d) the exercise price of any warrants issued in the public offering, or (e) the lowest conversion price, exercise price, or exchange price, of any security issued by us that is outstanding on October 13, 2016. Pursuant to the terms of the note, JMJ has agreed that it will not convert the note into more than 9.99% of our outstanding shares. JMJ currently does not own any shares of Common Stock. The initial amount borrowed under the note was $500,000, with the remaining amounts permitted to be borrowed under the note being subject to us achieving certain milestones. The filing of this Information Statement and the implementation of the Reverse Stock Split are two such milestones. JMJ will receive a Common Stock Purchase Warrant after each advance. With the achievement of certain milestones in November 2016, an additional advance of $500,000 occurred on November 28, 2016. Another warrant to purchase 714,285 shares of Common Stock was issued as of November 28, 2016. The aggregate exercise price of the two warrants issued through November 28, 2016 is $1,000,000. As of February 7, 2017, a number of events of default under the JMJ Promissory Note have occurred. As of such date, however, JMJ has not sought any remedies or assessed any fees for such events of default.

On the fifth (5th) trading day after the pricing of the public offering, but in no event later than February 28, 2017, or, if the Listing Approval End Date is February 28, 2017, in no event later than March 31, 2017, we will deliver to JMJ shares of Common Stock (“Origination Shares”) equal to 48% of the consideration paid by JMJ under the note divided by the lowest of (i) $0.70 per share, (ii) the lowest daily closing price of the Common Stock during the ten days prior to delivery of the Origination Shares (subject to adjustment for stock splits), (iii) 80% of the Common Stock offering price of the public offering, (iv) 80% of the unit price offering price of the public offering (if applicable), or (v) the exercise price of any warrants issued in the public offering.

We agreed with JMJ that until the closing of the public offering, if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to JMJ in the note or the warrants, such term, at the JMJ’s option, shall become a part of the transaction documents with JMJ. In addition, we agreed to a one-year prohibition (after the closing of the public offering) on issuing securities at an effective price per share lower than the greatest of: (i) the exercise price of any warrant issued to JMJ; (ii) the offering price in the public offering; or (iii) the exercise price of any warrants issued in the public offering. In addition, we agreed on a prohibition on issuing any debt or variable rate security.

On February 7, 2017, Eventide Gilead Fund and BLNK Holdings LLC (Mr. Farkas has voting power and investment power with regard to this entity’s holdings. BLNK Holdings LLC is not a subsidiary of the Company.) completed a sales transaction. Eventide Gilead Fund sold all of the Company’s securities that it owned (7,142,857 shares of Common Stock, 114,491 shares of Series C Preferred Stock, warrants to purchase 26,230,176 shares of the Company’s Common Stock, and all rights, claims, title, and interests in any securities of whatever kind or nature issued or issuable as a result of Eventide Gilead Fund’s ownership of the Company’s securities) to BLNK Holdings LLC.

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ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Majority Stockholders.

ACTION I – REVERSE STOCK SPLIT

APPROVAL OF THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD, AT ANY TIME OR TIMES FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF THE WRITTEN CONSENT, TO ADOPT AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF UP TO 1 FOR 50, SUCH RATIO TO BE DETERMINED BY THE BOARD, OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT

In accordance with the NRS, the Board approved a resolution to adopt an amendment to the Articles of Incorporation to effect a reverse stock split of the Common Stock at any time or times during the next twelve (12) months in the range of up to 1:50, such ratio to be determined by the Board (the “Reverse Stock Split”).

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES, AS EXPLAINED BELOW UNDER THE CAPTION “FRACTIONAL SHARES.”

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING STOCKHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED.

Reasons for Reverse Stock Split

The Board believes it is in the best interests of the Company and its Stockholders to have the authority, in their discretion, to implement the Reverse Stock Split, as it is likely to increase the market price for the Common Stock as fewer shares will be outstanding. The Common Stock is presently quoted on the OTC Pink Current Information Marketplace under the symbol “CCGI”. As disclosed in a Registration Statement on Form S-1 that the Company filed with the SEC on November 7, 2016 as amended on December 21, 2016 (the “Registration Statement”), we intend to apply to have the Common Stock listed on NASDAQ. The main goal of the increase in market price is to allow the Company to meet the $4 minimum bid price requirement of NASDAQ. Subsequent to the filing of the Registration Statement, the Company applied to have the Common Stock listed on NASDAQ.

Immediately following the completion of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding or held in treasury would be reduced proportionately based on the reverse stock split ratio of up to 1-for-50, as determined by the Board. A reverse stock split by a publicly traded company reduces the number of shares outstanding, but leaves the market capitalization of the company the same, which results in an increase in the price per share of the company’s stock. Put another way, after a reverse stock split, the enterprise value of the company is spread over fewer shares and so the per share price of the stock will be higher.

The Reverse Stock Split would decrease the number of outstanding shares but not the number of authorized shares. The Reverse Stock Split is not being made in connection with any going- private transaction, nor does management currently have any intention to effectuate the privatization of the Company. There can be no assurance that the Reverse Stock Split will result in the benefits described above. The Company cannot assure you that the Reverse Stock Split will not further adversely impact the market price of the Common Stock.

Implementation and Effects of the Reverse Stock Split

If the Board elects to implement the Reverse Stock Split, which the Board may choose not to do at its discretion, the Reverse Stock Split would have the following effects:

●	the number of shares of the Common Stock owned by each Stockholder will automatically be reduced proportionately based on the reverse stock split ratio determined by the Board;

●	a proportionate adjustment will be made to the par value of the Common Stock, such that the stated value of the Company’s capital will be reduced;

●	the number of shares of the Common Stock issued and outstanding will be reduced proportionately;

●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

●	a proportionate adjustment will be made to the per share conversion price under the terms of the Company’s outstanding convertible promissory notes, Series B and Series C Preferred Stock.

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As of the Record Date, under the terms of the Series A Preferred Stock Certificate of Designation, as amended, the Reverse Stock Split will not result in a proportionate adjustment to the per share conversion price of the Series A Preferred Stock. The Board does not anticipate effectuating the Reverse Stock Split until an agreement has been reached between the Board and the holders of the Series A Preferred Stock as to what extent the Reverse Stock Split will affect the Series A Preferred Stock and such agreement is, in the judgment of the Board, in the best interests of the Company and its stockholders.

The table set forth below illustrates the Company’s hypothetical capitalization subsequent to reverse stock splits in varying ratios with the ratio of 1-for-50 being the maximum ratio which may be effectuated by the Board pursuant to the Written Consent. This hypothetical model is based on the total number of shares issued and outstanding as of the Record Date (including the Series A Preferred Stock and Series C Preferred Stock convertible into Common Stock as of the Record Date) and gives effect to the Reverse Stock Split, as well as shares of Common Stock issued and outstanding and issuable upon the conversion/exercise of promissory notes, options and warrants

Hypothetical Reverse Stock Split Ratio	Shares of Common Stock issued and outstanding following Reverse Stock Split	Shares of Common Stock issued and outstanding and issuable upon the conversion/exercise of promissory notes, options and warrants	Shares of Common Stock available for future issuance following Reverse Stock Split
1:10	12,944,608	7,174,668	479,880,724
1:20	6,472,301	3,587,334	489,940,365
1:50	2,588,922	1,434,934	495,976,144

The Board may decide not to proceed with the Reverse Stock Split for various reasons including general stock market/business conditions.

Potential for Significant Dilution of Equity Interest

The Reverse Stock Split will not affect the rights of Stockholders or any Stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares. At this time the Company has no plans to issue such additional shares of its capital stock, other than (i) as required for existing and additional financings, (ii) in connection with the underwritten offering planned as disclosed in the Registration Statement, and (iii) as compensation and incentives to employees and directors under the Company’s existing stock incentive plans and other arrangements that may be undertaken.

The future issuance of such authorized shares may have the effect of diluting the Company’s earnings per share and book value per share, as well as the stock ownership and voting rights of the current Stockholders. The effective increase in the number of authorized but unissued shares of the Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Certificate of Incorporation or By-laws.

Fractional Shares

No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Authorized Shares

As of the Record Date, there were 500,000,000 shares of authorized Common Stock and 40,000,000 shares of authorized preferred stock, of which 20,000,000 is designated as Series A Preferred Stock, 10,000 is designated as Series B Preferred Stock, and 250,000 is designated as Series C Preferred Stock and 19,740,000 is undesignated preferred stock. As of the Record Date, there were 129,466,079 shares of voting securities issued and outstanding consisting of (i) 80,476,508 shares of Common Stock issued and outstanding and (ii) 11,000,000, and 150,427 shares of Series A and Series C Preferred Stock, respectively, issued and outstanding, as if converted into 27,500,000 and 21,489,571 shares of Common Stock, respectively. The 8,250 shares of Series B Preferred Stock outstanding as of the Record Date and convertible into 2,116,568 shares of Common Stock as of such date are not included in the list of voting securities as they do not have voting rights unless and until such shares of Series B Preferred Stock are converted into shares of Common Stock.

As of the Record Date, we had 58,652,225 shares of Common Stock reserved for issuance pursuant to warrants, 12,263,711 shares of Common Stock reserved for issuance pursuant to options, and 830,742 shares of Common Stock reserved for the conversion of promissory notes. As a result of the Reverse Stock Split, the number of shares remaining available for future issuance under the Company’s authorized pool of Common Stock would increase. In addition, the Company will continue to have 28,841,323 authorized but unissued shares of preferred stock.

These authorized but unissued shares would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of businesses or assets and sales of stock or securities convertible into Common Stock. The Company believes that the availability of the authorized but unissued shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Common Stock may be diluted. Also, if the Company issues shares of its preferred stock, the issued shares may have rights, preferences and privileges senior to those of the Common Stock.

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Other Effects on Issued and Outstanding Shares

If the Reverse Stock Split is implemented, the rights and preferences of the issued and outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

In addition, the Reverse Stock Split would result in some stockholders owing “odd-lots” of fewer than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Board chooses to effect the Reverse Stock Split, it would be implemented by filing a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Reverse Stock Split will become effective at the time specified in the Certificate of Amendment, which will most likely be immediately after the filing of the Certificate of Amendment and which the Company refers to as the “effective time.” Beginning at the effective time, each certificate representing shares of the Common Stock before the Reverse Stock Split will automatically be deemed for all corporate purposes to evidence ownership based on the reverse stock split ratio, not to exceed a ratio of 1-for-50 shares of the Common Stock after the Reverse Stock Split. As of the Record Date, under the terms of the Series A Preferred Stock Certificate of Designation, as amended, the Reverse Stock Split will not result in a proportionate adjustment to the per share conversion price of the Series A Preferred Stock. The Board does not anticipate effectuating the Reverse Stock Split until an agreement has been reached between the Board and the holders of the Series A Preferred Stock as to what extent the Reverse Stock Split will affect the Series A Preferred Stock and such agreement is, in the judgment of the Board, in the best interests of the Company and its stockholders.

As soon as practicable after the effective time, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Stockholders of record will receive a letter of transmittal requesting that they surrender the stock certificates they currently hold for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their certificates. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares rounded down to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

CUSIP Number

As a result of the Reverse Stock Split and Name Change, the Common Stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number. The Common Stock will continue to be quoted on the OTC Markets, subject to compliance with OTC Pink Marketplace listing standards.

No Dissenters’ Rights

Under the NRS, the Stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide Stockholders with any such right.

Anti-Takeover Effects of the Reverse Stock Split

A possible effect of the Reverse Stock Split may be to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. The Board could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of our Common Stock.

The Reverse Stock Split is not the result of the Board’s knowledge of an effort to accumulate any of the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by the Board to adopt a series of amendments to the Articles of Incorporation or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Although the Reverse Stock Split is not being undertaken by the Board to institute an anti-takeover provision, in the future the Board could, subject to its fiduciary duties and applicable law, use the unissued shares of Common Stock to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote. Such uses of the Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company, if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Stock Split could be that our shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of the Common Stock, if the same was so offered by a party attempting a hostile takeover of the Company.

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Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock held by our Stockholders before the Reverse Stock Split were, and the shares of Common Stock held after the Reverse Stock Split will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. Each stockholder is urged to consult with such Stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss will be recognized by a Stockholder upon such Stockholder’s exchange of shares held before the Reverse Stock Split for shares after the Reverse Stock Split. The aggregate tax basis of the shares of the Common Stock received in the Reverse Stock Split (including any fraction of a share deemed to have been received) will be the same as the Stockholder’s aggregate tax basis in the shares of our Common Stock exchanged therefor. The Stockholder’s holding period for the shares of our Common Stock after the Reverse Stock Split will include the period during which the Stockholder held the shares of our Common Stock surrendered in the Reverse Stock Split.

This summary of certain material United States federal income tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service, the Company or the courts. Accordingly, each Stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

ACTION II – NAME CHANGE

APPROVAL OF THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD, AT ANY TIME OR TIMES FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF THE WRITTEN CONSENT, TO ADOPT AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, TO CHANGE THE NAME OF THE COMPANY TO “BLINK CHARGING CO.”, OR TO DETERMINE NOT TO PROCEED WITH THE NAME CHANGE

Reasons for Name Change

The Company’s current name dates to December 2008. Since 2014, our principal line of products and services has been our Blink EV charging network (the “Blink Network”) and EV charging equipment (also known as electric vehicle supply equipment) and EV related services. As “Blink” is our major brand, the Board wishes to better clarify the identity of the Company. The Board believes that the name “Blink Charging Co.” better reflects the Company’s current products and focus.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, there were 500,000,000 shares of authorized Common Stock and 40,000,000 shares of authorized preferred stock, of which 20,000,000 is designated as Series A Preferred Stock, 10,000 is designated as Series B Preferred Stock, and 250,000 is designated as Series C Preferred Stock and 19,740,000 is undesignated preferred stock. As of the Record Date, there were 8,250 shares of Series B Preferred Stock outstanding. As of the Record Date, there were 129,466,079 shares of voting securities issued and outstanding consisting of (i) 80,476,508 shares of Common Stock issued and outstanding and (ii) 11,000,000, and 150,427 shares of Series A and Series C Preferred Stock, respectively, issued and outstanding, as if converted into 27,500,000 and 21,489,571 shares of Common Stock, respectively. The 8,250 shares of Series B Preferred Stock outstanding as of the Record Date and convertible into 2,116,568 shares of Common Stock as of such date are not included in the list of voting securities as they do not have voting rights unless and until such shares of Series B Preferred Stock are converted into shares of Common Stock.

The Board is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The vote that was required to approve the transactions described in this Information Statement was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled as of the Record Date to vote on such matters.

NRS Section 78.320 and Article I, Section 1 of the Company’s bylaws, provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

EFFECTIVENESS OF CORPORATE ACTION

Under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Actions will not be effective until 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of the Record Date for:

●	each of our executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

The percentages in the table below are based on, as of the Record Date, 129,466,079 shares of voting securities issued and outstanding consisting of (i) 80,476,508 shares of Common Stock issued and outstanding and (ii) 11,000,000, and 150,427 shares of Series A and Series C Preferred Stock, respectively, issued and outstanding, as if converted into 27,500,000 and 21,489,571 shares of Common Stock, respectively. The 8,250 shares of Series B Preferred Stock outstanding as of the Record Date and convertible into 2,116,568 shares of Common Stock as of such date are not included in the list of voting securities as they do not have voting rights unless and until such shares of Series B Preferred Stock are converted into shares of Common Stock. Shares of Common Stock issuable pursuant to convertible promissory or subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Car Charging Group, Inc., 1691 Michigan Avenue, Suite 601, Miami Beach, Florida 33139.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Shares		Percent
BLNK Holdings LLC (1) 3411 Silverside Road, Rodney Building, Suite 104, Wilmington, DE 19810	49,728,890	(2)	31.94%
Platinum Partners (3) 152 West 57th Street, 4th Floor New York, NY 10019	10,015,200	(4)	8.17%
Nathan Low 641 Lexington Avenue, 25th Floor New York, NY 10022	9,543,573	(5)	7.21%

Allston Limited Blake Building, Suite 302 Corner of Hutson & Eyre Street Belize City, Belize	7,457,143	(6)	5.65%

Directors and Executive Officers
Michael D. Farkas	93,091,680	(7)	58.00%
Michael Calise	245,588	(8)	*
Ira Feintuch	4,966,286	(9)	3.81%
Andrew Shapiro	781,978	(10)	*
Donald Engel	390,520	(11)	*
Andy Kinard	542,457	(12)	*

All directors and officers as a group (6 people)	100,018,509		61.52%

*	Less than 1%

(1)	Mr. Farkas has voting power and investment power with regard to this entity’s holdings.

(2)	Includes 7,142,857 shares of Common Stock, 114,491 shares of Series C Convertible Preferred Stock as if converted into 16,355,857 shares of Common Stock, and warrants for 26,230,176 shares of Common Stock which are currently exercisable.

(3)	Consists of shares beneficially owned by Platinum Partners Value Arbitrage Fund LP and Platinum Partners Liquid Opportunity Master Fund LP which are affiliated and vote their shares in tandem.

(4)	Includes 10,014,400 shares of Common Stock and warrants for 619,048 shares of Common Stock currently exercisable.

(5)	Includes 3,368,702 shares of Common Stock held by Sunrise Securities Corp., which is 100% owned by Nathan Low; 1,750,000 shares of Common Stock held by NLBDIT Portfolio LLC, a trust, held in the name of Mr. Low’s children, of which Mr. Low is a trustee; 1,200,000 shares of Common Stock held by the Sunrise Charitable Foundation (Mr. Low has voting power and investment power with regard to this entity’s holdings), 250,000 shares owned by Mr. Low’s wife, 5,000 shares owned by Mr. Low, and warrants for 2,969,871 shares of Common Stock currently exercisable, held by entities controlled by Mr. Low

(6)	Includes 5,000,000 shares of Common Stock and warrants for 2,457,143 shares of Common Stock currently exercisable.

(7)	Includes 7,142,857 shares of Common Stock, 114,491 shares of Series C Convertible Preferred Stock as if converted into 16,355,857 shares of Common Stock, and warrants for 26,230,176 shares Common Stock which are currently exercisable all of which is held by BLNK Holdings LLC. Also includes 1,694,163 shares of Common Stock, 10,000,000 shares of Series A Convertible Preferred Stock as if converted into 25,000,000 shares of Common Stock, 4,758 shares of Series C Convertible Preferred Stock as if converted into 679,714 shares of Common Stock, and options for 1,035,000 shares of Common Stock currently exercisable all of which is held in the name of Mr. Farkas. Also included are 750,000 shares of Common Stock owned in total by Mr. Farkas’ three minor children over which Mr. Farkas has voting authority and serves as custodian; 4,000 shares of Common Stock owned by the Farkas Family Irrevocable Trust of which Mr. Farkas is a beneficiary and 360,000 shares of Common Stock owned by The Farkas Family Foundation of which Mr. Farkas has voting authority as trustee. Also includes convertible notes and accrued interest thereon which are convertible into 772,419 shares of Common Stock, 10,062,494 shares of Common Stock, and warrants for 3,005,000 shares of Common Stock currently exercisable, held by The Farkas Group, Inc. which is wholly-owned by Mr. Farkas.

(8)	Includes 230,588 shares of Common Stock and options for 15,000 shares of Common Stock currently exercisable.

(9)	Includes 1,500,000 shares of Common Stock, 1,000,000 shares of Series A Convertible Preferred Stock as if converted into 2,500,000 shares of Common Stock, 1,584 shares of Series C Convertible Preferred Stock as if converted into 226,286 shares of Common Stock, and options for 740,000 shares of Common Stock currently exercisable.

(10)	Includes 266,978 shares of Common Stock and options for 515,000 shares of Common Stock currently exercisable.

(11)	Includes 55,520 shares of Common Stock and options for 335,000 shares of Common Stock currently exercisable.

(12)	Includes 72,790 shares of Common Stock and options for 469,667 shares of Common Stock currently exercisable.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director has any substantial interest in the matters acted upon by our Board and the Majority Stockholders, other than in their roles as an officer or director or as one of the Majority Stockholders.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC. The Company files reports and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”). Copies of such filings may also be obtained by writing to the Company at 1691 Michigan Avenue, Suite 601, Miami Beach, FL 33139.

INCORPORATION BY REFERENCE

The information contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements included our Registration Statement on Form S-1/A as filed with the SEC on December 21, 2016 is incorporated herein by reference. A copy of our Registration Statement on Form S-1/A is being mailed to each shareholder with this Schedule 14C.

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FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” above.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of Information Statement, to the Company at Corporate Secretary, 1691 Michigan Avenue, Suite 601, Miami Beach, Florida 33139, telephone: (305) 521-0200.

If multiple stockholders sharing an address have received one copy of the Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Reverse Stock Split and Name Change, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

By:	/s/ Michael J. Calise
Name:	Michael J. Calise
Title:	Chief Executive Officer
Dated:	February 21, 2017

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Annex A

FORM OF CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF CAR CHARGING GROUP, INC., AS AMENDED

1.	Name of corporation:

Car Charging Group, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Third Article:

The Company is authorized to issue up to 540,000,000 shares of stock, of which 500,000,000 shares shall be authorized for common stock, par value $0.001 and 40,000,000 shares shall be authorized for blank check preferred stock, par value $0.001.

Pursuant to the stockholder consent, the board of directors is hereby authorized to issue the preferred stock and to fix the designations, preferences and rights of the preferred stock pursuant to a board resolution.

Effective at 12:01 a.m. on [ ], 2017 (the “Effective Time”), every [ ] shares of common stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of common stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of common stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of common stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of common stock. No certificates representing fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of New Common Stock to round up to the next whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: .

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Michael J. Calise, Chief Executive Officer

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Annex B

FORM OF CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF CAR CHARGING GROUP, INC., AS AMENDED

1.	Name of corporation:

Car Charging Group, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

First Article: the name of the corporation has been changed to Blink Charging Co.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: .

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Michael J. Calise, Chief Executive Officer

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